RHOMED INCORPORATED

                        FINANCIAL STATEMENTS (UNAUDITED)

                FOR THE NINE MONTHS ENDED MAY 31, 1996 AND 1995


                                       RhoMed Incorporated
                                   (A Development Stage Company)
                                         Balance Sheets
                                        May 31, 1996 and 1995

                                                                                        May 31,
                                                                             -----------------------------
                                                                              1996           1995
                                                                             --------------  -------------
ASSETS

Current assets:
  Cash                                                                        $  5,400,789   $     32,485
  Accounts receivable                                                                2,936          6,875
  Prepaid expenses and other                                                       132,150          3,519
                                                                             --------------  -------------

      Total current assets                                                       5,535,875         42,879

Property and equipment, net of accumulated
  depreciation of $217,559 and $161,041 as of May 31, 1996,
  and 1995, respectively                                                           110,213        149,467

Intangibles, net of accumulated amortization of $90,304
  and $59,374 as of May 31, 1996 and 1995, respectively                             64,161        313,887
                                                                             --------------  -------------

                                                                              $  5,710,249   $    506,233
                                                                             ==============  =============

LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)
Current liabilities:
  Accounts payable                                                            $    217,810   $    319,796
  Accrued compensation owed to employees                                           153,491        174,006
  Accrued expenses                                                                 452,031         69,033
  Commissions on stock sales payable                                               476,760              -
  Notes payable, related party                                                           -        196,000
  Current portion of long-term financing                                           240,000         60,000
  Senior "A" bridge notes, including related party transaction of $100,000
    as of May 31, 1996                                                           1,090,000              -
  Senior "B" bridge notes, including related party transaction of $100,000
    as of May 31, 1996                                                             890,510              -
                                                                             --------------  -------------

      Total current liabilities                                                  3,520,602        818,835

Long-term financing, including accrued interest, of $309,422 and
  $285,614 as of May 31, 1996 and 1995, respectively                             1,816,485      2,026,140

Convertible notes payable to shareholders, including accrued interest of
  $35,312 and $27,312 as of May 31, 1996 and 1995, respectively                    115,312        107,312
                                                                             --------------  -------------

                                                                                 5,452,399      2,952,287
                                                                             --------------  -------------

Commitments and contingencies

Shareholders' equity (deficit):
  Preferred stock, no par value 10,000,000 and 5,000,000 shares authorized and 4,000,000 and no shares outstanding as of May 31, 1996 and 1995,
      respectively                                                                    4,000              -
  Preferred stock subscribed                                                             -          4,000
  Preferred stock receivable                                                             -         (4,000)
  Common stock, no par value, 90,000,000 and 15,000,000 shares authorized and
    34,108,069 and 6,922,069 outstanding as of May 31, 1996 and 1995
    respectively                                                                 7,108,295      1,169,078
  Common stock earned but not issued                                               351,187         27,389
  Paid-in capital from common stock warrants                                       100,450        100,000
  Deficit accumulated during development stage                                  (7,306,082)    (3,642,521)
                                                                             --------------  -------------

                                                                                   257,850     (2,346,054)
                                                                             --------------  -------------

                                                                              $  5,710,249   $    606,233
                                                                             ==============  =============


The accompanying notes to financial statements are an integral part of these balance sheets.



                                        RhoMed Incorporated
                                   (A Development Stage Company)
                                     Statements of Operations
                         For the Period from Inception (January 28, 1986)
                                     Through May 31, 1996 and
                         For the Nine Months Ended May 31, 1996 and 1995


                                                                 Inception
                                                             (January 28, 1986)
                                                                  through                    May 31,
                                                                               --------------------------------
                                                                May 31, 1996      1996                   1995
                                                           ------------------  ----------------  --------------


REVENUES:
     Grants and contracts                                       $  2,860,512      $          -    $          -
     License fees and royalties                                      334,296                 -          56,796
     Sales                                                           292,671            20,395          26,104
                                                           ------------------  ----------------  --------------

          Total revenues                                           3,487,479            20,395          82,900
                                                           ------------------  ----------------  --------------

EXPENSES:
     Research and development                                      4,205,411           678,899         518,882
     General and administrative                                    4,665,383         1,012,765         480,086
                                                           ------------------  ----------------  --------------

          Total expenses                                           8,870,794         1,691,664         998,968
                                                           ------------------  ----------------  --------------

OTHER INCOME (EXPENSES):
     Other income                                                     65,322             4,457           2,084
     Interest expense                                               (994,668)         (410,790)       (132,342)
     Placement agent commissions and fees on
          debt offering                                             (168,970)         (168,970)              -
     Merger costs                                                   (115,117)         (115,117)              -
     Facility relocation costs                                      (450,000)         (450,000)              -
     Net intangibles write down                                     (259,334)         (259,334)              -
                                                           ------------------  ----------------  --------------

          Total other expenses net                                (1,922,767)       (1,399,754)       (130,258)
                                                           ------------------  ----------------  --------------

NET LOSS                                                        $ (7,306,082)     $ (3,071,023)   $ (1,046,326)
                                                           ==================  ================  ==============


Weighted average number of common
     shares outstanding                                                              9,943,000       6,673,000
                                                                               ================  ===============

Loss per common share                                                                    (0.31)         (0.17)
                                                                               ================  ===============



The accompanying notes to financial statements are an integral part of these statements.

                                      -2-


                              RhoMed Incorporated
                         (A Development Stage Company)
                 Statements of Shareholders' Equity (Deficit)
               For the Period from Inception (January 28, 1986)
                             Through May 31, 1996


                                                                             Common Stock
                                             ------------------------------------------------------------------------------
                                                                                                              Paid-in
                                                                                        Earned but         Capital from
                                                  Shares              Amount            not Issued           Warrants
                                             ------------------  ------------------  ------------------  ------------------

Balance at inception                                         -          $        -          $        -          $        -
   Issuance of shares from inception                 6,562,467           1,158,883                   -                   -
   Net loss from inception                                   -                   -                   -                   -
                                             ------------------  ------------------  ------------------  ------------------

Balance, August 31, 1994                             6,562,467           1,158,883                   -                   -
   Issuance of shares                                  359,602              10,203                   -                   -
   Shares earned but not issued                              -                   -              27,389                   -
   Paid-in capital from common
      stock warrants                                         -                   -                   -             100,000
   Preferred stock subscriptions                             -                   -                   -                   -
   Net loss                                                  -                   -                   -                   -
                                             ------------------  ------------------  ------------------  ------------------

Balance, May 31, 1995                                6,922,069           1,169,086              27,389             100,000
   Shares earned but not issued                              -                   -              83,444                   -
   Preferred stock subscriptions                             -                   -                   -                   -
   Issuance of options                                       -               8,700                   -                   -
   Net loss                                                  -                   -                   -                   -
                                             ------------------  ------------------  ------------------  ------------------

Balance, August 31, 1995                             6,922,069           1,177,786             110,833             100,000
   Issuance of shares                               27,186,000           5,930,509                   -                 450
   Shares earned but not issued                              -                   -             240,354                   -
   Preferred stock subscriptions                             -                   -                   -                   -
   Net loss                                                  -                   -                   -                   -
                                             ------------------  ------------------  ------------------  ------------------

Balance, May 31, 1996                               34,108,069          $7,108,295          $  351,187          $  100,450
                                             ==================  ==================  ==================  ==================



The accompanying notes to financial statements are an integral part of these statements.

                                      -3-

                              RhoMed Incorporated
                         (A Development Stage Company)
                 Statements of Shareholders' Equity (Deficit)
               For the Period from Inception (January 28, 1986)
                             Through May 31, 1996
                                 - Continued -

                                                                                                   Deficit
                                                                                                 Accumulated
                                                                                                   During
                                             Preferred Stock                                     Development
                                     --------------------------------------------------------
                                      Shares         Amount       Subscriptions   Receivable        Stage             Total
                                     ------------  -----------    -------------  ------------  --------------  ---------------

Balance at inception                           -   $        -      $        -    $        -     $         -       $        -
   Issuance of shares from inception           -            -               -             -               -        1,158,883
   Net loss from inception                     -            -               -             -      (2,596,195)      (2,596,195)
                                     ------------  -----------    ------------  ------------  -------------- ---------------

Balance, August 31, 1994                       -            -               -             -      (2,596,195)      (1,437,312)
   Issuance of shares                          -            -               -             -               -           10,203
   Shares earned but not issued                -            -               -             -               -           27,389
   Paid-in capital from common
      stock warrants                           -            -               -             -               -          100,000
   Preferred stock subscriptions                                        4,000        (4,000)              -                -
   Net loss                                    -            -               -             -      (1,146,326)      (1,146,326)
                                     ------------  -----------    ------------  ------------  -------------- ---------------

Balance, May 31, 1995                          -            -           4,000        (4,000)     (3,742,521)      (2,446,046)
   Shares earned but not issued                -            -               -             -               -           83,444
   Preferred stock subscriptions               -            -               -             -               -                -
   Issuance of shares                          -            -               -             -               -            8,700
   Net loss                                    -            -               -             -        (492,538)        (492,538)
                                     ------------  -----------    ------------  ------------  --------------  ---------------

Balance, August 31, 1995                       -            -           4,000        (4,000)     (4,235,059)      (2,846,440)
   Issuance of shares                  4,000,000        4,000               -             -               -        5,934,959
   Shares earned but not issued                -            -               -             -               -          240,354
   Preferred stock subscriptions               -            -          (4,000)        4,000               -                -
   Net loss                                    -            -               -             -      (3,071,023)      (3,071,023)
                                     ------------  -----------    ------------  ------------  --------------  ---------------
                                                                                                                           -
Balance, May 31, 1996                  4,000,000   $    4,000      $        -    $        -     $(7,306,082)      $  257,850
                                     ============= ===========    ============  ============= ==============  ================


The accompanying notes to financial statements are an integral part of these statements.

                                      -4-


                              RhoMed Incorporated
                         (A Development Stage Company)
                           Statements of Cash Flows
               For the Period from Inception (January 28, 1986)
                           Through May 31, 1996 and
                  The Nine Months Ended May 31, 1996 and 1995

                                                                     Inception
                                                                (January 28, 1986)
                                                                      Through                            May 31,
                                                                                       --------------------------------------------
                                                                    May 31, 1996               1996                   1995
                                                                ---------------------  ---------------------  ---------------------

CASH FLOWS FROM OPERATING ACTIVITIES:
  Net loss                                                              $ (7,306,182)          $ (3,071,023)          $ (1,146,326)
  Adjustments to reconcile net loss to net cash
    used for operating activities:
      Depreciation and amortization                                          303,333                 62,664                 64,460
      Interest expense on related-party debt                                  52,720                  6,000                  6,000
      Accrued interest on long-term financing                                766,820                264,162                232,383
      Accrued interest on short-term financing                               138,446                130,510                      -
      Write-down of intangibles                                              259,334                259,334
      Equity and notes payable issued for expenses                            93,169                      -                 10,195
      Changes in certain operating assets and liabilities:
        Accounts receivable                                                   (2,936)                 1,569                 (1,080)
        Accounts receivable, employees                                             -                  1,121                  2,388
        Prepaid expenses and other                                          (132,151)              (112,399)                11,022
        Intangibles                                                         (407,918)               (24,895)               (53,686)
        Accounts payable                                                     216,910                (88,047)               178,683
        Accrued compensation owed to employees                               170,039                (17,799)                 3,409
        Accrued expenses                                                     480,762                339,284                 (3,753)
        Commissions payable                                                  476,760                476,760                      -
                                                                ---------------------  ---------------------  ---------------------

            Net cash used for operating activities                        (4,890,894)            (1,772,759)              (696,305)
                                                                ---------------------  ---------------------  ---------------------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchases of property and equipment                                       (325,445)               (16,793)                (4,294)
                                                                ---------------------  ---------------------  ---------------------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Proceeds from notes payable, related party                                 302,000                      -                196,000
  Payments on notes payable, related party                                  (309,936)               (23,286)                     -
  Proceeds from senior bridge notes payable                                1,850,000                850,000                      -
  Proceeds from convertible notes payable and
    long-term financing                                                    1,951,327                      -                292,063
  Payments on convertible notes payable and
    long-term financing                                                     (170,061)               (45,000)               (77,384)
  Proceeds from paid-in capital from common
    stock warrants                                                           100,000                      -                100,000
  Proceeds from common stock, stock option
    issuances and preferred stock, net                                     6,893,798              5,934,609                      -
                                                                ---------------------  ---------------------  ---------------------

            Net cash provided by financing activities                     10,617,128              6,716,323                510,679
                                                                ---------------------  ---------------------  ---------------------

NET INCREASE (DECREASE) IN CASH                                            5,400,789              4,926,771               (189,920)

CASH, beginning of period                                                          -                474,018                222,405
                                                                ---------------------  ---------------------  ---------------------

CASH,  end of period                                                    $  5,400,789           $  5,400,789           $     32,485
                                                                =====================  =====================  =====================

The accompanying notes to financial statements are an integral part of these statements.

                                      -5-



                              RhoMed Incorporated
                         (A Development Stage Company)
                           Statements of Cash Flows
               for the Period from Inception (January 28, 1986)
                           Through May 31, 1996 and
                  the Nine Months Ended May 31, 1996 and 1995
                                 - Continued -


                                                                   Inception
                                                               (January 28, 1986)
                                                                    through                       May 31,
                                                                                   -----------------------------
                                                                 May 31, 1996            1996           1995
                                                               ------------------  --------------- -------------

SUPPLEMENTAL CASH FLOW INFORMATION:
   Cash paid for interest                                          $  28,029           $        -      $ 28,029
                                                               ==================  =============== =============

NON-CASH TRANSACTION:
   Settlement of accounts payable with equipment                   $     900           $       -       $      -
                                                               ==================  =============== =============

NON-CASH STOCK ACTIVITY:
   Conversion of loans from employees to common stock              $  74,187           $        -      $      -
                                                               ==================  =============== =============
   Conversion of note payable to common stock                      $  16,000           $        -      $      -
                                                               ==================  =============== =============
   Common stock issued for equipment                               $   2,327           $        -      $      -
                                                               ==================  =============== =============
   Common stock issued for expenses (included above)               $ 111,185           $        -      $ 10,195
                                                               ==================  =============== =============
   Common stock issued for accrued salaries and bonuses            $  16,548           $        -      $      -
                                                               ==================  =============== =============
   Accrued interest payable in common stock                        $ 351,187           $  242,004      $ 27,389
                                                               ==================  =============== =============








The accompanying notes to financial statements are an integral part of these statements.



                                      -6-

                              RHOMED INCORPORATED
                         (A Development Stage Company)
                  Notes to Financial Statements (Unaudited)
                For the Nine Months Ended May 31, 1996 and 1995


      (1)  NATURE OF BUSINESS:

           RhoMed Incorporated (the "Company" or "RhoMed") is a development stage company developing products and technologies for diagnostic imaging, cancer therapy and ethical drug development based upon its monoclonal antibody, radiolabeling and enabling peptide platform technologies.

      (2)  BASIS OF PRESENTATION:

           The accompanying financial statements have been prepared by the Company without audit, pursuant to the rules and regulations of the Securities and Exchange Commission (the "Commission"). In the opinion of the Company, these financial statements contain all adjustments (consisting of only normal recurring adjustments) necessary to present fairly the financial position of the Company as of May 31, 1996 and 1995, and the results of operations and its cash flows for the nine months ended May 31, 1996 and 1995, and for the period from inception (January 28, 1986) to May 31, 1996. The results of operations for the nine months ended May 31, 1996, are not necessarily indicative of results to be expected for the full year.

           The accompanying financial statements and the related notes should be read in conjunction with the Company's audited financial statements for the fiscal years ended August 31, 1995, 1994 and 1993 filed with the Interfilm, Inc. Form 8-K bearing a Date of Report of June 25, 1996.

      (3)  INTANGIBLES:

           The Company wrote off the net book value of certain patents ($259,334) which the Company is currently not utilizing in its development projects because the patents had no demonstrated future value.

      (4)  SENIOR "B" BRIDGE NOTES:

           On January 25, 1996, the Board of Directors increased the Company's offering of $100,000 units from 7.5 units to 8.5 units, with each unit consisting of a $100,000 face amount Series B Senior Bridge Note and a Warrant to purchase 100,000 shares of common stock, no par value, of the Company at an exercise price of the lesser of (a) $.25 per share and (b) 50% of the price per share of common stock in a subsequent equity offering of the Company's common stock in which gross proceeds exceed $2,500,000. On February 15, 1996, the purchase of units was completed. The Company issued warrants to purchase 850,000 shares of common stock, no par value, to unit purchasers, and is obligated to issue placement agent's warrants for 42,500 shares of common stock, no par value. On June 28, 1996, the Series B Senior Bridge Notes with accrued interest were paid in full.

      (5)  ACCRUED EXPENSES:

           At May 31, 1996, the Company had established a facility relocation reserve of $450,000. The facility relocation reserve represents mainly severance costs, facility closing expenses and recruiting fees. Included in accrued expenses at May 31, 1996, is $293,213 of the restructuring reserve.

      (6)  COMMON STOCK PLACEMENT:

           On March 4, 1996, the Board of Directors authorized an offering of up to 40 units at $100,000 per unit, with each unit consisting of 400,000 shares of common stock, no par value, of the Company at a purchase price of $.25 per share (the "Offering"). On May 14, 1996, the Board of Directors authorized an increase in the Offering of up to 100 units. At May 31, 1996, the Company had received subscriptions for 67.95 units. Paramount Capital, Inc., served as placement agent for the Offering. As placement agent, Paramount Capital, Inc., received a cash commission equal to 9% of the gross proceeds from the sale of the units, a non-accountable expense allowance equal to 4% of gross proceeds and placement agent's warrants, at an exercise price of $.30 per share and which terminate ten years from the date of issuance, equal to 10% of the common stock issued in the Offering.

      (7)  INCREASE IN COMMON STOCK:

           By Articles of Amendment approved by the shareholders on April 4, 1996 and filed April 10, 1996, the Company amended its Articles of Incorporation to increase its authorized capital from 40,000,000 to 60,000,000 common stock shares with no par value. By Articles of Amendment approved by the shareholders on May 24, 1996 and filed June 7, 1996, the Company amended its Articles of Incorporation to increase its authorized capital to 90,000,000 common stock shares with no par value.

      (8)  STOCK OPTION PLANS:

           During the nine months ended May 31, 1996, options for 2,939,611 shares under the 1995 Employee Incentive Stock Option Plan were granted and outstanding, at option prices ranging from $.01 to $.25 per share, expiring at various dates through February 1, 2006, and options for 475,000 shares under the 1995 Nonqualified Stock Option Plan were granted and outstanding, at an option price of $.25 per share, expiring at various dates through February 16, 2006. Options as to

389,935 shares under the 1995 Employee Incentive Stock Option Plan were exercisable at May 31, 1996. No options under any plan were exercised or terminated during the nine months ended May 31, 1996.

           Effective April 15, 1996, and ratified by the shareholders on May 24, 1995, the Company increased the shares reserved for its 1995 Employee Incentive Stock Option Plan to 7,500,000 shares of common stock.

      (9)  SUBSEQUENT EVENTS:

           Aberlyn Transaction -- On June 24, 1996, the Company entered into an agreement with Aberlyn Capital Management Limited Partnership and Aberlyn Holding Company, Inc. (collectively "Aberlyn"), pursuant to which designees of Aberlyn received 930,023 shares of common stock, no par value, of the Company in payment of accrued interest through April 30, 1996 in the amount of $324,546. Under the agreement, Aberlyn's outstanding right to purchase 930,023 shares of the Company's common stock was terminated.

           Common Stock Placement -- On June 24, 1996, the Company completed its private placement of common stock pursuant to the Offering (see Note 6). The Company sold 96.454 units with gross proceeds of $9,645,400, and is obligated to issue placement agent's warrants for 3,858,160 shares of common stock, no par value.

           Stock Option Plans -- Subsequent to May 31, 1996, options for 4,457,593 shares under the 1995 Employee Incentive Stock Option Plan were granted at an option price of $.25 per share, expiring at various dates through June 21, 2006, and options for 1,235,123 shares under the 1995 Nonqualified Stock Option Plan were granted at an option price of $.25 per share, expiring on June 21, 2006.

           Merger -- On June 25, 1996, pursuant to the terms and conditions of the Agreement and Plan of Reorganization dated as of April 12, 1996 ("Reorganization Agreement") by and between Interfilm, Inc. ("Interfilm"), Interfilm Acquisition Corp. ("InSub"), and RhoMed, InSub merged with and into RhoMed (the "Merger"). Pursuant to the Merger, all of RhoMed's capital stock was acquired by Interfilm in exchange for Interfilm preferred stock, which upon the filing of an Amended Certificate of Incorporation will automatically convert into shares of Interfilm common stock. Additionally, all warrants and options to purchase RhoMed common stock outstanding immediately prior to the Merger were converted into rights upon exercise to receive Interfilm capital stock in the same manner in which shares of RhoMed common stock were converted. As a result of the Merger, RhoMed has become a wholly-owned subsidiary of Interfilm, and the former shareholders of RhoMed have acquired an approximately 96% interest in the equity securities of Interfilm on a fully-diluted basis. Pursuant to the Reorganization Agreement, immediately prior to the closing of the Merger certain stockholders of Interfilm and third parties purchased 3,000,000 shares of RhoMed's common stock, no par value, at a purchase price of $.25 per share. In addition, pursuant to the Reorganization Agreement warrants to purchase 1,500,000 shares of RhoMed's common stock, no par value, at an exercise price of $.40 were issued. The warrants terminate four years from the date of issuance, have certain registration rights, contain a call provision, and are subject to adjustment in certain circumstances. The directors and officers of RhoMed became the directors and officers of Interfilm upon the closing of the Merger.

            Interfilm gave notice, in an Information Statement filed pursuant to
Section 14(c) of the Securities Exchange Act of 1934 and dated June 25, 1996, that Interfilm will amend its Certificate of Incorporation to (a) increase the total number of shares of authorized common stock from 10,000,000 to 25,000,000, (b) effect a 1-for-10 reverse stock split and (c) change its name to Palatin Technologies, Inc. ("Palatin Technologies"). The amendment to Interfilm's Certificate of Incorporation will be effective on or about July
19, 1996. As a result of the Merger and the amendment to Interfilm's
Certificate of Incorporation, each share of RhoMed common stock will convert into .184332593 shares of Palatin Technologies common stock, and each share of RhoMed preferred stock will convert into .46695404349 shares of Palatin Technologies common stock.

           Immediately upon all conversions pursuant to the Merger and the amendment to Interfilm's Certificate of Incorporation, the issued and outstanding RhoMed preferred stock and common stock, 4,000,000 and 49,558,217 shares respectively, will convert into an aggregate total of approximately 11,003,000 shares of Palatin Technologies common stock, representing approximately 95.4% of the approximate total of 11,538,700 shares of Palatin Technologies common stock then issued and outstanding. There will be no shares of Palatin Technology preferred stock outstanding. All outstanding RhoMed warrants, options and convertible securities, representing rights to acquire 20,715,815 shares of RhoMed common stock, will convert into rights to acquire approximately 3,818,600 shares of Palatin Technologies common stock.

      (10) PRO FORMA FINANCIAL INFORMATION:

           As stated above, on June 25, 1996, Interfilm, a public shell, acquired all of the outstanding capital stock of RhoMed. For accounting purposes, the acquisition has been treated as a recapitalization of RhoMed with RhoMed as the acquirer (reverse acquisition). Pro forma information is not presented since the Merger is not a business combination.